Exhibit 10.64

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ____________ ("Agreement"), dated *October 9, 2011*, on property known as *Yucca Trail Rd. 0588-131-74-0000, Joshua Tree* ("Property"), in which *Coronus Energy Corp* is referred to as ("Buyer") and *Peter E Wellington, Ann Elizabeth Wellington* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *February 7, 2012* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ____________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ____________.
3. **OTHER EXTENSION(S):** The time for ____________ is/are extended to ____________ (Date).
4. **ADDITIONAL TERMS:** *Deal is subject to Coronus board of directors approval on or before January 31, 2012*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date JAN. 4, 2012
Coronus Energy Corp

Buyer ____________ Date ____________

Seller X [signature] Date JAN. 4, 2012
Peter E Wellington

Seller X [signature] Date Jan. 6, 2012
Ann Elizabeth Wellington

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392